UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2025
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Patterson-UTI Energy, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N., Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 281-765-7100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2025, the Board of Directors of Patterson-UTI Energy, Inc. (the “Company”) approved the appointment of Forrest Robinson, 41, to the position of Chief Accounting Officer, effective immediately.

Mr. Robinson served as the Company’s corporate controller from January 2023 until April 2025 and previously served as the Company’s assistant controller for financial reporting from October 2020 until January 2023. Prior to joining the Company, Mr. Robinson was employed at Callon Petroleum Company, where he served as assistant controller for financial reporting and technical accounting from January 2020 until September 2020 and as Financial Reporting Director from April 2019 to January 2020. Prior to those roles, Mr. Robinson was employed at Newfield Exploration Company in various roles from 2011 to 2019, and he was employed in the audit practice of BDO USA, LLP from 2007 to 2011. Mr. Robinson is a certified public accountant and holds a Master of Business Administration from the Mays Business School at Texas A&M University and a Bachelor of Business Administration with an emphasis in accounting from Sam Houston State University.

There are no arrangements or understandings with any person pursuant to which Mr. Robinson was named Chief Accounting Officer. Mr. Robinson has no family relationships with any director or executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Robinson is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

April 3, 2025	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer